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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------


        Date of Report (Date of earliest event reported): March 22, 2005


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

  NORTH CAROLINA                     0-24626                     56-1886527
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                  ------------------------------------------

         On March 22, 2005, the Board of Directors of Cooperative Bankshares, Inc. (the "Company") approved the Personnel Committee's recommendation that directors receive $400 for each committee meeting attended (except for the Chairman of the Board, who will not receive a fee for committee meetings).

ITEM 8.01         OTHER EVENTS.
                  ------------

         On March 22, 2005, the Company issued a press release announcing the declaration of a cash dividend for the quarter ended March 31, 2005, of $.05 per share to stockholders of record on April 1, 2005 with a payment date of April 15, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (c)      Exhibits

                  Number         Description
                  ------         -----------

                  99.1           Press Release dated March 22, 2005.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOPERATIVE BANKSHARES, INC.


                                    /s/ Todd L. Sammons
                                    ------------------------------------------
                                    Todd L. Sammons
                                    Senior Vice President and Chief Financial
                                     Officer

Date:  March 22, 2005